                                                                    EXHIBIT 10.5



     FORM OF MANAGEMENT AGREEMENT


     PROPERTY NAME:  Property Capital Trust
                     Limited Partnership

     Located at:     51 New York Avenue
                     Framingham, Massachusetts

     OWNER:          Property Capital Trust
                     Limited Partnership


     CONTRACTOR:     Beal & Company, Inc.


     DATE:  ______________, 1999

                                    FORM OF
                             MANAGEMENT AGREEMENT

     Owner and Contractor act and agree as follows:

                                    PART I
                                REFERENCE DATA
                                --------------

     Each reference in this Agreement to any of the following defined terms will be deemed to incorporate all of the following information:

     "Commencement Date"  __________________, 1999

     "Contractor"             Beal & Company, Inc., a Massachusetts corporation

     "Owner"             Property Capital Trust Limited Partnership

     "Property" or "Project"  Property Capital Trust Limited Partnership
                         51 New York Avenue
                         Framingham, Massachusetts

as more particularly described in Exhibit A, together with all personal property of Owner attached to or used in connection with the above-named property.

Parts II through V of this Agreement and the Exhibits hereto are made a part of this Agreement as effectively as if set forth above the signature lines.

Executed, as an instrument under seal, as of _________________, 1999.

                   OWNER:

                   PROPERTY CAPITAL TRUST LIMITED PARTNERSHIP

                   By:  Property Capital Trust, Inc., its general partner

                   By:  _______________________________________
                        Name:       Bruce A. Beal
                        Title:       President

                   CONTRACTOR:

                   BEAL & COMPANY, Inc.

                   By:  _______________________________________
                        Name:
                        Title:

                                    PART II
                              ENGAGEMENT AND TERM
                              -------------------

     1.   Engagement of Contractor.  Except as otherwise provided herein, the
          ------------------------
Owner hereby engages the Contractor as its sole and exclusive management and leasing agent for the term hereof, to rent, operate, maintain and manage the Property, together with any expansions thereof and additions thereto and the Contractor hereby accepts such

     2.   Term of Agreement.  This Agreement shall be for an initial term
          -----------------
commencing on the Commencement Date and ending on December 31, 1999.
Thereafter, the term of this Agreement shall be automatically renewed for successive renewal terms of one (1) year each unless terminated by either party by written notice delivered to the other party at least thirty (30) days prior to the expiration of the initial term or then current renewal term, subject to earlier termination as hereinafter provided. Any and all such renewal terms shall be upon and subject to all of the same terms and provisions as the initial term hereof (the initial term and any and all such renewal terms of this Agreement are hereinafter sometimes referred to as the "Term").

                                   PART III
                           MANAGEMENT OF THE PROJECT
                           -------------------------

     3.   Duties and Authorities of Contractor.  Contractor shall manage,
          ------------------------------------
operate and maintain the Project in an efficient and satisfactory manner, utilizing trained, experienced personnel, in conformance with an annual budget (the "Annual Budget") to be prepared by Contractor (in consultation with Owner) prior to January 10 of each calendar year. The Contractor agrees to perform the following services, and the Owner hereby authorizes the Contractor, subject to the terms and provisions of this Agreement, to take such reasonable action as may be necessary or desirable in connection therewith, to-wit:

          (a) Collections.  The Contractor shall collect all rents and other
              -----------
income from the Project and shall use reasonable efforts to ensure tenants' compliance with their respective leases, and when necessary, as directed by the Owner, shall institute any and all legal actions or proceedings (using counsel approved in writing by Owner) to effect such collections and to evict delinquent tenants; and Contractor agrees to employ reasonable efforts to attempt to collect such income, although Contractor shall not be liable for any failure so to collect;

          (b) Bank Accounts; Transfer of Funds.  The Contractor shall deposit
              --------------------------------
all monies received by Contractor for or on behalf of Owner in a segregated account in the name of Owner for the Project in a bank or other institution approved by Owner (the "Depository Account"), which funds shall not be mingled with the other funds of Contractor. Contractor shall pay out of the Depository Account all ordinary and necessary operating expenses of the Project and any other payments relating to the Project required by the terms of this Agreement or the applicable Annual Budget. Owner may direct Contractor to change any depository bank or depository arrangement. Without the prior written consent of Owner, however, Contractor will not change any depository bank or arrangement or other banking relationship or procedure;

          (c) Employees.  Contract shall, subject to the provisions of the then
              ---------
applicable Annual Budget, select, retain and employ qualified and experienced persons or contractors to perform all necessary maintenance, security (if requested by Owner or contained in the Annual Budget) and custodial labor in connection with the Project, whether part time or full time, and shall provide necessary workman's compensation payments, income tax withholding and other similar payments, which personnel at all times shall be the employees of Contractor and shall not be deemed to be the employees of Owner for any purpose whatsoever. All costs incurred with respect to the foregoing, including without limitation, all costs and expenses relating to on-site employees, shall be at Owner's expense provided that such costs are in accordance with the then applicable Annual Budget or are otherwise approved by Owner. Contractor will attempt to use independent contractors where possible and prudent. Contractor shall select, retain and employ sufficient home office personnel to perform the management activities required under this Agreement, the costs of which shall be paid by Contractor, except to the extent otherwise expressly stated herein.

          (d) Standard of Care.  The Contractor shall exercise diligence and
              ----------------
care, in accordance with appropriate industry standards, in the management of the project, and shall furnish the Owner with its advice, experience and judgment in such management;

          (e) Insurance.  The Contractor shall maintain insurance coverage
              ---------
pursuant to Section 8 below.

          (f) Payment of Expenses.  To the extent that funds of Owner are in
              -------------------
accounts of Owner on which Contractor is authorized to draw and available therefor, the Contractor shall pay from such funds all taxes, assessments, other impositions applicable to the Project, and all operating expenses of the Project, including but not limited to the payment of: (i) utility costs; (ii) on-site personnel costs; (iii) repairs, replacement and maintenance costs; (iv) security, if desired by the Owner; (v) insurance costs; and (vi) debt service, if applicable.

          (g) Service Contracts.  Unless and until the Owner directs Contractor
              -----------------
to the contrary, the Contractor, acting for and on behalf of and in the name of the Owner, shall enter into and supervise the performance of any and all contracts and agreements which the Contractor may reasonably deem necessary or desirable to provide any repairs, alterations, maintenance, utilities and other services to or for the buildings and improvements of the Project, subject to the approved Annual Budget; provided, however, that Contractor shall not, without prior written consent of Owner, enter into any one contract or agreement that requires annual payments in excess of $5,000.00 unless contemplated by the approved Annual Budget.

          (h) Financial Information.  Within ten (10) days after the end of each
              ---------------------
month, the Contractor shall cause to be submitted to the Owner at such place or places as may be designated by Owner, all accounting and financial information and services expressly required pursuant to Section 18 below;

          (i) Compliance With Laws and Contracts.  Contractor will use
              ----------------------------------
reasonable commercial efforts to comply with federal, state and municipal laws, ordinances, regulations and orders relative to the leasing, use, operation, repair and maintenance of the Project and with the regulations of the local Board of Fire Underwriters or other similar bodies. Contractor will promptly remedy any violation of any such law, ordinance, rule, regulation or order which comes to its attention and simultaneously will notify Owner of same. In addition, expect as otherwise specifically directed by Owner, Contractor will use reasonable commercial efforts to comply with all contracts and agreements relating to the Project. In each instance, such compliance will be an expense of the Project and Contractor will not be required to make any payment from its own funds or incur any individual liability. Except as otherwise specifically directed by Owner, Contractor will be responsible for paying, from the income of the Project, all real estate taxes, personal property taxes, betterment assessments and similar governmental charges properly due with respect to the Project;

          (j) Utility Contracts.  Contractor will maintain, on behalf of Owner
              -----------------
and at Owner's expense, contracts for all necessary utility services for the Project.

          (k) Repairs, Decorations and Alterations.  Contractor will, at Owner's
              ------------------------------------
expense, make all ordinary and extraordinary repairs, decorations and alterations, subject to the limits of the approved Annual Budget.

     Notwithstanding anything to the contrary provided herein, the obligation of Contractor to manage, operate and maintain the Project in accordance with this Agreement and the Annual Budget shall not except as otherwise expressly provided in this Agreement, require Contractor to expend its own funds to meet Project expenses, and Contractor shall not have any liability for any failure to meet the performance standards in this Agreement and in the Annual Budget to the extent such failure is due to the unavailability of funds to meet expenses required to be paid for the project revenue.

     4.   Compensation to Contractor.
          --------------------------

          (a) Management Fee.  As compensation for the management services to be
              --------------
rendered by Contractor hereunder, the Owner agrees to pay to the Contractor a management fee (the "Management Fee") equal to three percent (3.0%) of the total monthly gross receipts, from the Project. Payable by the 5th day of the month for the duration of this Agreement. Payments due Contractor for periods of less than a calendar month shall be prorated over the number of days for which compensation is due. The percentage amount set forth in 4(a) shall be based upon the total gross receipts from the Property during the preceding month.

          (b) Leasing Fee.  In addition to the Management Fee, the Owner agrees
              -----------
to pay Contractor a leasing fee (the "Leasing Fee") in the amounts calculated as hereinafter set forth for each Tenant Lease entered into during the Term of this Agreement. The amount of the Leasing Fee will be based upon the annual base rent payable pursuant to a Tenant Lease. The Leasing Fee shall be due and payable to Contractor when such Tenant Lease has been executed and delivered by or on behalf of both the Owner and the Tenant thereunder. The Leasing Fee for Tenant Leases shall be calculated based on the following schedule:

          5% of the annual base rent for the first year of the term;

          4% of the annual base rent for the second and third years;

          3% of the annual base rent for the fourth year;

          2% of the annual base rent for the fifth year; and

          1.5% of the annual base rent for any balance of the term up to a maximum of ten (10) years.

     If a Tenant Lease is executed with the participation of an independent broker to whom a commission is payable, the Leasing Fee payable hereunder with respect to such Tenant Lease shall equal twenty-five percent (25%) of the commission payable pursuant to the foregoing schedule.

     If an existing Tenant at the Project extends its Tenant Lease pursuant to an extension right in its existing Tenant Lease (whether or not an amendment to such Tenant Lease is executed to acknowledge such extension) or if an existing Tenant at the Project extends its Tenant Lease for an additional term of less than two years by means of an amendment to such Tenant Lease at a time when such Tenant has no remaining extension right under the terms of its Tenant Lease, the Leasing Fee payable hereunder with respect to such extension shall equal fifty percent of the commission payable pursuant to the foregoing schedule. If an existing Tenant at the Project extends its Tenant Lease for an additional term of two years or more by means of an amendment to such Tenant Lease at a time when such Tenant has no remaining extension rights under the terms of its Tenant Lease, the full Leasing Fee shall be payable hereunder with respect to such extension.

     Leasing Fees shall be deemed to have been fully earned at the time paid, except as hereinabove provided, and the Owners' obligation to pay Contractor said Leasing Fee with respect to any such Tenant Leases shall survive the expiration or termination of this Agreement.

     The Leasing Fees payable hereunder are intended to be gross compensation to Contractor in consideration for Contractor's leasing and marketing services hereunder, and Contractor shall therefore not be entitled to any additional payment hereunder with respect to such services, except as specifically set forth in this Agreement.

          (c) Payment of Fees.  The Contractor is hereby authorized to deduct
              ---------------
any and all fees and reimbursable expenses payable to it under the terms of this Agreement from rentals and other income received by it on behalf of Owner as contemplated by this Agreement.

     5.   Expenses of Operation.
          ---------------------

          (a) Reimbursable Costs.  Provided that the same is in accordance with
              ------------------
the Annual Budget. Owner will, at its own cost and expense, in addition to payment of and for the on-site management personnel as set forth in Paragraph 3(c) hereof and any other reimbursable expenses provided for in this Agreement, pay or reimburse the Contractor for the following expenses of operation, which shall not be borne by Contractor:

               (i) Fees and expenses of independent auditors and accountants, and reasonable fees of outside legal counsel.

               (ii) Advertising, promotional, public relations, brochures and printing fees, costs and expenses.

               (iii) Costs of preparation, reproduction, transportation and storage of display boards, layouts and similar items used or needed by Contractor to negotiate Tenant Leases.

               (iv) Any fees or commissions payable to independent brokers for leasing any space situated in the Project or any part thereof.

               (v) Reasonable Federal Express, UPS or other overnight courier charges incurred by Contractor in connection with performance of its duties hereunder.

               (vi)   Costs of data processing.


                                    PART IV
                            LEASING OF THE PROJECT
                            ----------------------

     6.   Leasing Services.  With respect to the leasing of space in the
          ----------------
Project, Contractor agrees to furnish leasing and marketing services throughout the Term as aforesaid, including without limitation the negotiation of all Tenant Leases (as defined below). All such Tenant Leases shall be on a standard form approved by Owner, in the name of Owner, and executed by Owner. Upon the execution by all parties of any Tenant Lease, Contractor shall immediately provide to Owner a copy of the executed Tenant Lease.

     7.   Leasing Definitions.  For purposes of this Agreement, the Owner and
          -------------------
Contractor agree that (i) the term "Tenant Leases" shall mean and refer to any and all existing leases and any and all future leases and other agreements for the lease or occupancy of any space in the Project which are entered into during the term of this Agreement, and any and all amendments thereto and modifications thereof; (ii) the term "Tenant Lease" shall mean and refer to any one of the Tenant Leases; (iii) the term "Tenants" shall mean and refer to any and all tenants of any space in the Project; (iv) the term "Tenant" shall mean and refer to any one of the Tenants.

                                    PART V
                              GENERAL PROVISIONS
                              ------------------

     8.   Insurance.
          ---------

          (a) Owner's Insurance.  At Owner's election, Contractor will on behalf
              -----------------
of Owner and at Owner's expense (i) obtain and will keep in full force and effect during the Term, adequate property and liability insurance with respect to the Project, but in no event less that (x) in the case of property insurance, the full insurable value of the improvements at the Project together with loss of rents or business interruption coverage and (y) in the case of liability insurance, the amounts specified by Owner, and (ii) comply with all requirements affecting the insurance provisions included in any mortgages, if applicable, encumbering the Project. All of said insurance shall be written on an occurrence basis and shall be maintained in full force and effect during the Term. All of said liability insurance required hereunder, or otherwise maintained by Owner with respect to the Project, shall name the Owner, the Contractor and any of Owner's mortgagees, if applicable, as named insured thereunder and shall be primary to any other coverage which may be in effect. Contractor is hereby authorized to procure all of said insurance on behalf of the Owner. Notwithstanding the foregoing, at Owner's election such property and liability insurance maybe blanketed with other insurance carried by Owner or any affiliate of Owner, in which case a pro rata share of the premiums will be chargeable to the Project as an operating expense. Owner or Owner's insurer will have the exclusive right, at its option (chargeable as an operating expense of the Project), to conduct the defense of any claim, demand or suite arising out of the ownership, operation or management of the Project. Contractor will furnish whatever information is requested by Owner for the purpose of placement of insurance coverages and will aid and cooperate in every reasonable way with respect to such insurance and any claim or loss thereunder. Contractor will notify Owner and Owner's insurance carrier promptly upon becoming aware of any casualty, loss, injury, claim or other event which may result in a claim under any insurance policy maintained by Owner.

          (b) Adverse Impacts on Insurance.  Contractor shall not knowingly
              ----------------------------
permit the use of the Project for any purpose which might (i) void any policy of insurance relating to the Project, (ii) render any loss thereunder uncollectable, or (iii) increase the premium otherwise payable thereunder except in connection with prudent actions designed to increase the economic benefits from the Project.

     9.   Indemnity.
          ---------

          (a) Owner's Indemnity of Contractor.  The Contractor shall perform its
              -------------------------------
obligations and duties under this Agreement as an independent contractor of the Owner, and any and all obligations incurred by the Contractor on behalf of Owner hereunder as expressly provided herein shall be for the account and at the expense of Owner to the extent provided herein. As a material part of the consideration for this Agreement, and as an inducement for the Contractor to enter into this Agreement, the Owner agrees that, to the fullest extent permitted by law, the Owner has indemnified and does hereby indemnify and hold harmless the Contractor, its officers, directors, agents, servants, and employees, from and against any and all liability, claims of liability, suits, actions, judgments, damages, losses, costs and expenses, including but not limited to costs of defense and reasonable attorneys' fees, paid or incurred by Contractor or by any of its officers, directors, agents, servants or employees, arising from or as the result of the performance by Contractor of its obligations and agreements hereunder in accordance with the terms and provisions hereof, or arising out of or as the result of any bodily or personal injury to or death of any person or persons whomsoever (including but not limited to any agent, servant or employee of Owner or Contractor, or of any of their respective contractors or subcontractors, or any lessee, tenant, licensee, guest, invitee or any other person who enters upon the Project), or any loss, theft or destruction of or damage to any property of the Owner or of others, arising out of or in connection with the ownership of the Project by Owner or the operation, leasing or management of the Project by the Contractor, or the exercise of any of the duties, obligations or powers herein or hereafter granted to, or conferred upon or assumed by Contractor, or liability therefor imputed as a matter of law to the Contractor or any of its officers, directors, agents, servants or employees.

     Notwithstanding the provisions of the foregoing paragraph, Owner shall not be required to indemnify, defend or hold the Contractor harmless against any loss, cost, liability or expense which arises as a result (i) of any gross negligence or willful misconduct on the part of the Contractor or its home office employees, (ii) any breach or default by Contractor hereunder which remains uncured following notice thereof from Owner and the expiration of any applicable cure periods.

          (b) Contractor's Indemnity of Owner.  The Contractor agrees to
              -------------------------------
indemnify, defend (with counsel reasonably approved by Owner) and hold harmless Owner from any loss, cost, liability or expense (including without limitation reasonable attorneys' fees) which arises as a result of any gross negligence or willful misconduct on the part of the Contractor, its agents or employees. The foregoing shall not be construed as a limitation upon any other rights or remedies provided at law for a breach of this Agreement by Contractor continuing beyond any notice or cure period. Notwithstanding anything to the contrary provided herein, the Contractor shall not have any liability for any loss, cost, liability or expense paid or incurred by Owner which is paid or reimbursed by any casualty, loss of rents, business interruptions, liability or other insurance maintained by or on behalf of the Project.

          (c) Survival of Indemnities.  Owner and Contractor agree that the
              -----------------------
indemnities set forth above shall survive the expiration or termination (whether with or without cause) of this Agreement.

     10.  Termination of Agreement.
          ------------------------

          (a) Termination of Owner.  The Owner shall have the right to terminate
              --------------------
this Agreement with or without cause by giving Contractor at least thirty (30) days prior written notice and, in such event, Contractor shall be entitled to receive all fees and reimbursable expenses payable to Contractor hereunder as provided in clause (c) below. In the event of termination by Owner with cause, Owner shall have such rights land remedies against Contractor as provided under applicable law.

          (b) Termination by Contractor.  The Contractor shall have the right to
              -------------------------
terminate this Agreement at any time with or without cause by written notice delivered to the Owner at least sixty (60) days prior to the effective date of such termination. In the event of termination by Contractor, all fees and reimbursable expenses payable to Contractor hereunder shall be paid as set forth in clause (c) below.

          (c) Termination Payments.  Upon termination of this Agreement by
              --------------------
either party (or by the Lender pursuant to clause (d) below), the Management Fee shall be prorated to the effective date of such termination and paid to Contractor. In addition, termination shall not affect or impair the Owner's obligation to pay Contractor any Leasing Fees, reimbursable expenses and other sums due and payable by Owner to Contractor to which the Contractor is entitle hereunder, all of which shall be and remain due and payable in full in accordance with the terms and provisions of this Agreement.

     11.  Notices.  Any notices respecting provisions of this Agreement shall be
          -------
in writing and shall be considered to have been given if hand delivered or if sent by registered or certified mail, return receipt requested, or by private overnight carrier, in each instance properly addressed and with postage or other charges prepaid, in the case of the Owner to ("Owner's Notice Address"):

          177 Milk Street
          Boston, Massachusetts 02109

and in the case of the Contractor to ("Contractor's Notice Address"):

          177 Milk Street
          Boston, Massachusetts 02109

All notices shall be considered to have been given on the earlier of receipt or three days after the date of mailing or delivery to an overnight carrier as provided herein. Any party to this Agreement desiring to make a change in its address for the purpose of notices under this Section shall notify the other party of the change of address in the same manner as provided for in this Section for notices.

     12.  Binding Effect.  The provisions hereof shall be binding upon and inure
          --------------
to the benefit of the parties hereto, their respective heirs, personal representatives, successors and assigns.

     13.  Gender and Number.  As used in this Agreement, words of any gender
          -----------------
shall be construed to include any other gender, words in the singular number shall be construed to include the plural, and words in the plural number shall be construed to include the singular, when the context or sense of this Agreement requires.

     14.  Severability.  If any provision or any part of any provision of this
          ------------
Agreement or the application thereof to any person or circumstances shall be held illegal, invalid or unenforceable to any extent by any court of competent jurisdiction, such hold shall not affect the remaining provisions or parts of provisions of this Agreement or the application thereof to any other persons or circumstances, and all of the provisions of this Agreement shall be enforced to the fullest extent permitted by law.

     15.  Governing Law.  This Agreement shall construed in accordance with the
          -------------
laws of The Commonwealth of Massachusetts.

     16.  Paragraph Headings.  All captions and paragraph headings contained in
          ------------------
this Agreement are for convenience of reference only, and shall not be construed to enlarge, diminish or otherwise affect the meaning or interpretation of any of the terms or provisions hereof.

     17.  Independent Contractor.  This Agreement is not one of general agency
          ----------------------
by Contractor for Owner, but one with Contractor engaged independently in the business of managing properties, as an independent contractor, and in that respect having only limited agency as specifically set forth in this Agreement.

     18.  Accounting and Financial Services.
          ---------------------------------

          (a) Books and Accounts.  Contractor will maintain adequate and
              ------------------
separate books and records for the Project, the entries on which shall be supported by sufficient documentation to ascertain that all entries are accurate. Such books and records will be maintained at Contractor's Notice Address or at such other location as may be mutually agreed upon by Contractor and Owner in writing. Contractor will attempt in good faith to maintain such control over accounting and financial transaction as is reasonably required to protect Owner's assets from theft, negligence or fraudulent activity on the part of Contractor's employees or other agents. Uninsured losses arising from theft, gross negligence or fraud by Contractor are to be borne by Contractor in its individual capacity and not as an operating expense of the Project.

          (b) Monthly Statements - Financial Reports.  Contractor will furnish
              --------------------------------------
to Owner, no later than 10 days after the end of each month, a report (the "Monthly Statement") of all transaction occurring during such month. The purpose of said Monthly Statement will be to inform and appraise Owner of Project status and condition. Contractor is responsible to review and comment on Project financial and physical condition to assist Owner so that Owner is fully knowledgeable regarding same.

          (c) Owner's Property.  All books, records, computer disks, invoices
              ----------------
and other documents received and/or maintained by Contractor pursuant to this Agreement are and will remain the property of Owner.

     19.  Subordination.  This Agreement, if applicable, is subject and
          -------------
subordinate in all respects and inferior to any and all mortgages, security agreements, assignments of leases, rights of first offer, or UCC financing statements affecting or encumbering the Project and held by and entity unrelated to Owner, as well as to any modification, increase, amendment or consolidation thereto, as the case may be.

     20.  No Assignment; Further Assurances.  This Agreement and all rights
          ---------------------------------
hereunder are not assignable by Contractor or by Owner.

     21.  Consent and Approvals.  Owner's consents or approvals may be given
          ---------------------
only in writing or by facsimile of a written consent or approval transmitted by telecopy or other electronic means, and only by representatives of Owner from time to time designated in writing by Owner.

     22.  Amendments.  This Agreement cannot be amended or modified except by
          ----------
written instrument signed by both Owner and Contractor.

     23.  Complete Agreement.  This Agreement supersedes any previous
          ------------------
management, leasing or consulting agreement between the parties relating to the Property.

     24.  Exculpation.  Contractor agrees that Contractor shall look solely to
          -----------
Owner's interest in the Project for the satisfaction of any claim now existing or hereafter arising or accruing against Owner, its trustees, beneficiaries, officers, agents and employees. It is expressly agreed that neither Owner, any partner of Owner, nor any partner, officer, director, shareholder, trustee, beneficiary, employee, agent or representative of any of them, shall in any way be held personally liable hereunder.

                                   EXHIBIT A
                                   ---------

     The land in the Framingham Industrial Park, Framingham, Middlesex County, Massachusetts, situated on the northerly side of New York Avenue, and bounded and described as follows:

     NORTHERLY      by land of Paramount Development Associates, Inc., two
                    hundred forty-seven and 73/100 (247.73) feet;

     EASTERLY by land of Electric Product Sales, Inc. one hundred ninety-seven and 02/100 (197.02) feet;

     SOUTHERLY      by New York Avenue (a private way) two hundred fifty-five
                    and 13/100 (255.13) feet;

     WESTERLY by land of Paramount Development Associates, Inc. one hundred ninety-seven and 15/100 (197.15) feet.

Containing approximately 49,535 square feet all as more fully shown on Lot #24 on plan entitled "Plan of Land in Framingham, Mass. Owned by: Paramount Development Associates, Inc." Scale 1"=40' dated Sept. 17, 1968. Plan by:
MacCarthy Engineering Service, Inc. Natick, Mass. recorded with Middlesex South District Registry of Deeds, Book 11613, Page 494.